Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2003

JOS. A. BANK CLOTHIERS, INC.

(Exact name of registrant as specified in its character)

Delaware (State of Incorporation)	36-3189198 (I.R.S. Employer Identification No.)

500 Hanover Pike, Hampstead, MD (Address of principal executive offices)	21074 (zip code)

(410) 239-2700

(Registrant’s telephone number, including area code)

ITEM 5.    OTHER EVENTS AND REGULATIONS FD DISCLOSURE

See Earnings Press Release dated March 17, 2003 attached hereto as Exhibit 1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOS. A. BANK CLOTHIERS, INC. (Registrant)

By:	/s/ ROBERT N. WILDRICK
Robert N. Wildrick
Chief Executive Officer and Director

Dated: March 17, 2003

EXHIBIT INDEX

Exhibit No.	Description

1	Earnings Press Release dated March 17, 2003: JOS. A. BANK CLOTHIERS, INC. POSTS ANOTHER RECORD YEAR, WITH FY2002 NET INCOME INCREASING 68%